UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2007
Commission File Number 1-5097
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	39-0380010
(State of Incorporation)	(I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin	53201
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 524-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          (b), (c) On July 25, 2007, the Board of Directors of Johnson Controls, Inc. (the “Company”) approved certain executive officer changes, which are described more fully in the Company’s press release filed as Exhibit 99.1 to this Current Report on Form 8-K.
          As a result of the announced changes, the Company is reporting that Stephen A. Roell, the Company’s current Executive Vice President and Vice Chairman of the Board of Directors, has been elected Chief Executive Officer of the Company effective October 1, 2007, and has also been elected Chairman of the Board of Directors of the Company effective January 1, 2008. Also as a result of the announced changes, John M. Barth, the Company’s current Chairman of the Board and Chief Executive Officer, will cease serving as Chief Executive Officer on October 1, 2007, and retire December 31, 2007. Mr. Barth will continue as a member of Board of Directors of the Company.
          Mr. Roell, who is 56, was elected Vice Chairman in May 2005 and a member of the Board of Directors and Executive Vice President in October 2004. He previously served as Chief Financial Officer between 1991 and May 2005, Senior Vice President from September 1998 to October 2004 and Vice President from 1991 to September 1998. Mr. Roell joined the Company in 1982. Each of Mr. Barth and Mr. Roell is a party to the Company’s form of executive employment agreement, including the change of control supplement, which the Company filed as an exhibit to its Current Report on Form 8-K filed May 23, 2005, and the Company’s form of indemnity agreement, which the Company filed as an exhibit to its Current Report on Form 8-K filed September 21, 2005.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On July 25, 2007, the Board of Directors of the Company authorized an amendment of Article III of its Restated Articles of Incorporation to effect the three-for-one common stock split approved by the Board of Directors on that date. The stock split will be payable October 2, 2007 to shareholders of record on September 14, 2007. A copy of the Composite Restated Articles of Incorporation of the Company, as amended through July 26, 2007, is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein. The Company intends to file Articles of Amendment to its Restated Articles of Incorporation with the Wisconsin Department of Financial Institutions to reflect the amendment.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:
     (3.1) Composite Restated Articles of Incorporation of Johnson Controls, Inc., as amended through July 26, 2007.
     (99.1) Press release of Johnson Controls, Inc. dated July 26, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

BY:	/s/ R. Bruce McDonald

R. Bruce McDonald
Vice President and Chief Financial Officer
Date: July 31, 2007

EXHIBIT INDEX
(3.1) Composite Restated Articles of Incorporation of Johnson Controls, Inc., as amended through July 26, 2007.
(99.1) Press release of Johnson Controls, Inc. dated July 26, 2007.

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